EXHIBIT 10.35

                        THIRD AMENDMENT TO LOAN AGREEMENT

         THIS THIRD AMENDMENT to the Loan Agreement, ("Amendment"), dated August 2, 1997, is by and between Bank One Colorado NA ("Lender"), and Colorado Technical University, Inc., A Colorado Corporation ("Borrower").

                                    RECITALS

         NOW THEREFORE, in consideration of the loan and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees to the following Amendment.

         - Minimum debt coverage ratio, as defined in Exhibit A, shall be tested annually, within 30 days of fiscal year end. (Previous requirement was to be tested quarterly, within 30 days of month end.).

         - No increase in debt/leases greater than $75,000 shall be amended to allow for the $1,500,000.00 loan from Pueblo Bank and Trust, evidenced in documents dated June 4, 1997, maturing June 6, 2002, attached as exhibits to this Amendment.

         - The annual audited statement requirement for MDJB, Inc., shall be amended to read annual statements in form and content satisfactory to Lender, within 120 days of year end.

         -  Addition of guaranty of Whitman Education Group, Inc.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of this 13 day of June, 1997.

BORROWER:                                  GUARANTOR:

Colorado Technical University, Inc.,   MDJB, Inc.
A Colorado Corporation                 A Delaware Corporation

By: /S/ DAVID D. O'DONNELL             By: /S/ DAVID D. O'DONNELL
====================================   ========================================
      David D. O'Donnell, President        David D. O'Donnell, President
      and Chairman of the Board            and Chairman of the Board

LENDER:                                GUARANTOR:

Bank One Colorado, N.A.                Whitman Education Group, Inc.,
                                       A New Jersey Corporation

By: /S/ NANETTE B. STRASBURGER         By: /S/ RANDY S. PROTO
====================================   ========================================
      Nanette B. Strasburger               Randy S. Proto, President
      Vice President

                                       By: /S/ FERNANDO L. FERNANDEZ
                                       ========================================
                                           Fernando L. Fernandez, VP-Finance,
                                           CFO, and Treasurer